Supplement dated June 26, 2009 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II, AdvantEdge, Pinnacleplus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes an important change to one of the Investment Options in your variable annuity issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

In Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” the description of the Rydex VT Multi-Hedge Strategies Fund will be replaced with the following:

Rydex VT Multi-Hedge Strategies Fund

The Rydex Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.  The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

This change is effective August 1, 2009.